EXHIBIT 10.1
                                                             ------------

                        REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (this "Agreement") is entered into as of this 19th day of February, 1999 by and among ABC Rail Products Corporation, a Delaware corporation ("ABC") and the stockholders listed on the signature page of this Agreement (each, a "Stockholder" and collectively, the "Stockholders").

        WHEREAS, ABC is a party to an Agreement and Plan of Merger with NACO, Inc., a Delaware corporation ("NACO"), and ABCR Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of ABC ("Merger Subsidiary") dated as of September 17, 1998 and amended and restated as of December 10, 1998, as further amended as of February 16, 1999 (the "Merger Agreement");

        WHEREAS, pursuant to the merger (the "Merger") contemplated by the Merger Agreement all issued and outstanding shares of common stock, par value $.01 per share, of NACO ("NACO Common Stock"), including shares beneficially owned by the Stockholders, will be converted at the Effective Time of the Merger into shares of common stock, par value $0.01 per share, of ABC ("ABC Common Stock");

        WHEREAS, the parties hereto desire to make provisions for the registration of possible resales of ABC Common Stock beneficially owned immediately after the Merger by the Stockholders who otherwise are restricted by Rule 144 under the Act in their resales of ABC Common Stock; and

        WHEREAS, the undertakings and agreements of ABC contained herein are a material inducement to the Stockholders to consummate and effect the transactions contemplated by the Merger Agreement;

        NOW, THEREFORE, the parties hereto agree as follows:

        (a)  DEFINITIONS.  For purposes of this Agreement:

             (i) The term "Act" means the Securities Act of 1933, as heretofore or hereafter amended;

             (ii) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

             (iii) The term "Registrable Securities" means the shares of ABC Common Stock beneficially owned by the Stockholders immediately after the Merger, and any securities paid, issued or distributed in respect of such shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

             (iv) The term "Sellers" means the Stockholders who elect to join in a registration effected pursuant to this Agreement; and

             (v) All other capitalized terms not defined herein shall have the meanings assigned to them in the Merger Agreement.

        (b)  DEMAND RIGHTS.

             (i) If ABC shall receive at any time after 180 days after the Effective Time of the Merger, a written request from Stockholders beneficially owning at least two percent (2%) of the then outstanding shares of ABC Common Stock that ABC file a registration statement under the Act for a public offering of all or a part of the Registrable Securities (which written request shall specify the aggregate number of shares of Registrable Securities requested to be registered), then ABC shall effect such registration of Registrable Securities in accordance with this Agreement; provided, however, that ABC shall not be required to take any action pursuant to this Paragraph (b) unless the requested registration relates to at least 360,000 shares of Registrable Securities.

             (ii) If the Sellers intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise ABC as a part of the request made pursuant to the foregoing Subparagraph (b)(i), in which event the managing underwriter shall be selected by ABC with the prior written consent of the Sellers holding a majority in number of the Registrable Securities covered by the registration request.

             (iii) ABC may postpone a registration requested pursuant to Subparagraph (b)(i) for a period not to exceed 90 days if, at the time ABC receives a registration request pursuant to Subparagraph
        (b)(i), ABC is engaged in confidential negotiations or other confidential business activities (a "Confidential Transaction"), the disclosure of which, based upon the written advice of outside counsel, would be required in the registration statement, and the Board of Directors of ABC determines in good faith that such disclosure would be materially detrimental to ABC and its stockholders or would have a material adverse effect on the Confidential Transaction.

             (iv) (a) ABC will not include in any demand registration pursuant to this Paragraph (b) any securities which are not Registrable Securities without the prior written consent of the Sellers holding a majority in number of the Registrable Securities covered by the registration request, subject to ABC's obligations existing at the date hereof to register additional shares of ABC Common Stock as set forth on Exhibit A hereto.


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                  (b)  If a demand registration pursuant to this
        Paragraph (b) is an underwritten offering and the managing underwriter advises ABC in writing that in its opinion the number of Registrable Securities requested to be included in such offering and, if permitted, the number of securities which are not Registrable Securities requested to be included in such offering exceed the number of securities which can be sold in an orderly manner in such offering within a price range acceptable to the Sellers holding a majority in number of Registrable Securities covered by the registration request, ABC will include in such registration, FIRST, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata (as nearly as practicable) among the Sellers on the basis of the number of Registrable Securities proposed to be sold by each such Seller; and SECOND, the number of securities which are not Registrable Securities requested to be included which in the opinion of such underwriter can be sold in an orderly manner within the price range of such offering, pro rata (as nearly as practicable) among the holders of such securities on the basis of the number of securities proposed to be sold by each such holder.

             (v) Upon the closing of a demand registration pursuant to this Paragraph (b), each Seller agrees not to effect any public sale or distribution of equity securities, or any securities convertible into or exchangeable or exercisable for such securities, of ABC for a period of at least 90 days after such closing.

             (vi) ABC agrees:

                  (a) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 25-day period prior to and during the 90-day period beginning on the effective date of any underwritten registration under this Paragraph (b) (except pursuant to (i) registrations on Form S-8 or any successor form, and
             (ii) registrations on a form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or which does not permit the inclusion of shares of persons other than ABC) unless the underwriters managing the registered public offering otherwise agree, and

                   (b) after the date hereof not to grant, directly or
             indirectly, any other persons the right to request ABC to register any equity securities of ABC in excess of the number of shares equal to four percent (4%) of the then outstanding shares of ABC Common Stock.

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        (c)  PIGGYBACK RIGHTS.  If ABC proposes to register shares of its
   Common Stock for a public offering (including an offering by stock-holders other than the Sellers but excluding an offering to employees on Form S-8 or any other offering on a form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or which does not permit the inclusion of shares of persons other than ABC), ABC shall promptly give the Stockholders written notice of such proposed registration. Upon the written request of any Stockholder given within 20 days after mailing of such notice by ABC, ABC shall, subject to the provisions of Paragraph (g) hereof, use its reasonable best efforts to register under the Act all of the Registra-ble Securities that any Stockholder has requested to have included.
   The Sellers' participation in a registration pursuant to this Paragraph (c) shall be conditioned upon the Sellers' complete and full cooperation on a timely basis with all requirements reasonably established by ABC and/or the managing underwriter in the course of such registration.

        (d) OBLIGATIONS OF ABC. Whenever required under this Agreement to effect the registration of any Registrable Securities, ABC shall, as expeditiously as possible:

             (i) Prepare and file with the Securities and Exchange Commission (the "SEC") (or any successor agency) a registration statement with respect to such Registrable Securities (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, ABC will furnish on a timely basis to the counsel selected by Sellers copies of all such documents required to be filed, which documents in the case of a registration under Paragraph (b) will be subject to review by such counsel), and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Sellers, use its reasonable best efforts to keep such registration statement effective for up to 120 days;

             (ii) Prepare and file with the SEC such supplements and amendments to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during an effective period, if requested by the Sell-ers, of not to exceed 120 continuous days;

             (iii) Furnish to the Sellers such numbers of copies of the prospectus, including a preliminary prospectus in conformity with the requirements of the Act, and such other documents as the Sellers may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

             (iv) Use its reasonable best efforts to expeditiously register or qualify the Registrable Securities under such securi-ties or Blue Sky laws of such jurisdictions within the United

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        States as shall be appropriate or reasonably requested by the
        Sellers;

             (v) In the case of a registration under Paragraph (b), enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation:

                  (a) making such representations and warranties to the underwriters in form, substance and scope, reasonably satisfactory to the managing underwriter, as are customarily made by issuers to underwriters in underwritten secondary offerings;

                  (b) obtaining opinions and updates thereof of counsel, which counsel and opinions to ABC (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, addressed to the managing underwriter covering the matters customarily covered in opinions requested in underwritten secondary offerings and such other matters as may be reasonably requested by the managing underwriter;

                  (c) causing the underwriting agreements to set forth in full the indemnification provisions and procedures of Paragraph (j) below (or such other substantially similar provisions and procedures as the managing underwriter shall reasonably request) with respect to all parties to be indemnified pursuant to said Paragraph (j); and

                  (d) delivering such documents and certificates as may be reasonably requested by the Sellers to evidence compliance with the provisions of this Subparagraph (d)(v) and with any customary conditions contained in the under-writing agreement or other agreement entered into by ABC; and

             (vi) Promptly notify each Seller at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any such Seller, ABC will promptly prepare and furnish such Seller a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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
        (e) SELLER INFORMATION. It shall be a condition precedent to the obligations of ABC to take any action pursuant to this Agreement that the Sellers shall furnish to ABC such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

        (f) EXPENSES. ABC shall pay all fees and expenses incurred in connection with any registration pursuant to this Agreement, in-cluding, without limitation, all registration, filing and qualifica-tion fees and expenses, accounting fees, fees and disbursements of counsel for ABC, printing fees, listing fees, miscellaneous travel and other out-of-pocket expenditures incurred by ABC. Sellers shall pay all fees and disbursements of counsel for Sellers and all underwriting discounts and all commissions or brokerage fees applicable to the Registrable Securities sold by them and all miscellaneous travel and other out-of-pocket expenditures incurred by them.

        (g) UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares, ABC shall not be required under Paragraph (c) to include any of the Registrable Securities in such underwriting unless Sellers accept the terms of the underwriting as agreed upon between ABC and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by ABC. If the total number of Registrable Securities that Sellers request be included in such offer-ing exceeds (when combined with the securities being offered by ABC and any other selling stockholders having rights to participate in such offering) the number of securities that the underwriters reason-ably believe compatible with the success of the offering by ABC, then ABC shall be required to include in the offering only that number of securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering by ABC, the securities so included to be allocated pro rata (as nearly as practicable) among the Sellers and other selling stockholders on the basis of the number of securities proposed to be sold by each.

        (h) SUCCESSORS AND ASSIGNS. The registration rights provided by this Agreement shall be binding upon and inure to the benefit of ABC (and its successors and assigns), and the Stockholders (and any affiliates thereof to whom the Registrable Securities are transferred, sold or disposed). Except as expressly stated in the foregoing sentence, the registration rights provided by this Agreement may not be assigned by the Stockholders without the prior written consent of ABC.

        (i) LIMITS ON RIGHTS. The right of the Stockholders to require a registration pursuant to Paragraph (b) shall be limited to two registrations. Participation in a registration pursuant to Paragraph
   (c) shall be limited, as to any Stockholder, to a single registration and any Stockholder participating in a registration pursuant to Paragraph (c) shall have no right to participate in any further

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   registration pursuant thereto unless such Stockholder was not allowed to register at least seventy-five percent (75%) of the Registrable Securities requested for inclusion in such registration due to the operation of Paragraph (g) above. The failure of the Sellers to sell all of the Registrable Securities offered in a registration effected pursuant to Paragraph (b) shall not entitle any of the Sellers to require or participate in any further registration under Paragraph (b) of ABC securities.

        (j)  INDEMNIFICATION.

             (i) ABC agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, stockholders, partners and employees and each person who controls (within the meaning of the Act) such holder against all losses, claims, damages, liabilities and expenses whatsoever, as incurred, and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, or aggregate amounts paid in settlement of any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon, caused by or arising out of any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to ABC by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after ABC has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, ABC will indemnify such underwriters, their officers and directors and each person who controls (within the meaning of the Act) such underwriters to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

             (ii) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to ABC in writing such information as ABC reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify ABC, its directors, stockholders, employees and officers and each person who controls (within the meaning of the Act) ABC against any losses, claims, damages, liabilities and expenses whatsoever, as incurred, and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, or aggregate amounts paid in settlement of any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon,

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
        caused by or arising out of any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for such purpose and is reasonably relied upon in conformity with such written information.

             (iii)  Any person entitled to indemnification hereunder will
        (a) give reasonably prompt written notice to the indemnifying party of any claim with respect to which he or it seeks indemnification and (b) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without his or its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

             (iv) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. ABC also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event ABC's indemnification is unavailable for any reason. Such right to contribution shall be in such proportion as is appropriate to reflect the relative fault of and benefits to ABC on the one hand and the Sellers on the other (in such proportions that the Sellers are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified parties in connection with the offering to which losses, claims, damages, liabilities or expense relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether

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        the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediate preceding paragraph. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Subparagraph (j)(iv), no Seller shall be required to contribute any amount in excess of the net amount of proceeds received by such Seller from the sale of Registrable Securities pursuant to the registration statement.

        (k) ENTIRE AGREEMENT; MODIFICATION; AMENDMENT. This Agreement constitutes the entire Agreement between the parties covering the subject matter hereof and supersedes all prior agreements or understandings whether written or oral. This Agreement may not be modified or amended other than in a writing signed by ABC and Stockholders holding a majority of the Registrable Securities.

        (l) NO INCONSISTENT AGREEMENTS. ABC will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

        (m) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. ABC will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement provided that this Paragraph (m) shall not apply to actions or changes with respect to ABC's business, earnings, revenues, financial conditions or prospects.

        (n) TERMINATION. This Agreement, other than the provisions of Paragraph (j) above, shall terminate on the sixth anniversary of the date hereof; PROVIDED, HOWEVER, that such termination shall not be effective until completion of any registration of Registrable Securities requested prior to such sixth anniversary in accordance with this Agreement; and PROVIDED FURTHER, that with respect to any Stockholder, this Agreement shall terminate on the date on which such Stockholder may sell Registrable Securities in accordance with Rule 145(d)(2) or (3) under the Act.



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        (o)  REMEDIES.  Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of the Agreement.

        (p) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provisions will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        (q) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (r) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within the State, without regard to the conflicts of laws provision thereof.

        (s) NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or mailed by registered or certified mail (postage prepaid, return receipt requested), sent by overnight courier or sent by telecopy, to the Parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a Party as shall be specified by like notice):

             (a)  If to ABC:

                       ABC Rail Products Corporation
                       200 South Michigan Avenue
                       13th Floor
                       Chicago, IL  60604
                       Attention: Donald W. Ginter
                       Telecopy No.: (312) 322-0397

             (b)  If to a Stockholder, at the address
                  specified by such holder to ABC.





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        IN WITNESS WHEREOF, this Agreement has been entered into by the parties hereto as of the date first written above.

                                 ABC RAIL PRODUCTS CORPORATION


                                 By:    /s/ James P. Singsank
                                    -------------------------------------
                                      Name: James P. Singsank
                                      Title:   Assistant Secretary


                                 STOCKHOLDERS:


                                      /s/ Joseph A. Seher
                                 ---------------------------------------
                                      Joseph A. Seher


                                     /s/ Vaughn W. Makary
                                 ---------------------------------------
                                      Vaughn W. Makary


                                     /s/ Wayne R. Rockenbach
                                 ----------------------------------------
                                      Wayne R. Rockenbach


                                     /s/ John W. Waite
                                 ----------------------------------------
                                      John W. Waite


                                     /s/ John M. Lison
                                 ----------------------------------------
                                      John M. Lison


                                     /s/ Stephen W. Becker
                                 ----------------------------------------
                                      Stephen W. Becker


                                     /s/ John M. Giba
                                 ----------------------------------------
                                      John M. Giba


                                     /s/ Brian L. Greenburg
                                 ----------------------------------------
                                      Brian L. Greenburg

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                                     /s/ Michael B. Heisler
                                 ----------------------------------------
                                      Michael B. Heisler


                                     /s/ Jack R. Long
                                 ----------------------------------------
                                      Jack R. Long


                                     /s/ Wilbur G. Streams
                                 ----------------------------------------
                                      Wilbur G. Streams


                                     /s/ Richard A. Drexler
                                 ----------------------------------------
                                      Richard A. Drexler


                                     /s/ Daniel W. Duval
                                 ----------------------------------------

                                      Daniel W. Duval


                                     /s/ Willard H. Thompson
                                 ----------------------------------------
                                      Willard H. Thompson
























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